SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 23, 2003

                                   ----------


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      0-25435                13-4042921
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




     461 Fifth Avenue, 19th Floor
          New York, New York                                   10017
 (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (212) 457-1200

Item 3.  Bankruptcy or Receivership

      On June 16, 2003, Cross Media Marketing Corporation (the "Company") and Media Outsourcing, Inc., one of the Company's wholly owned subsidiaries ("MOS", and together with the Company, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 03-13901 and 03-13903, respectively). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are focusing their efforts on an orderly liquidation of their assets.

      In connection with the Chapter 11 filing, the Company also announced that the Debtors had secured a debtor-in-possession financing facility (the "DIP Facility") from the Debtors' existing senior lenders, led by Fleet National Bank, subject to the approval of the Bankruptcy Court. The Company anticipates that the DIP Facility will be sufficient to fund operations during the orderly winding up of the Debtors as "liquidating Chapter 11 debtors".

      On June 17, 2003, the interim order for the DIP Facility and for the Debtors' use of cash collateral was approved by the Bankruptcy Court, and the Company issued a press release announcing the bankruptcy filing, the DIP Facility and the interim order. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 5.  Other Events

      On May 23, 2003, the Company, MOS and National Syndications, Inc., a wholly owned subsidiary of the Company ("NSI"), entered into a Management Agreement (the "Management Agreement") with Getzler Henrich & Associates LLC ("Getzler Henrich"). Pursuant to the Management Agreement, Peter A. Furman, a managing director of Getzler Henrich, was appointed as the Chairman of the Board of Directors of each of the Debtors and as the Chief Executive Officer and Chief Restructuring Officer of each of the Debtors. Mr. Furman's appointment to the Company's Board of Directors fills the vacancy on the Board created by the resignation of James L. Nelson on May 8, 2003.

      Ronald Altbach, previously the Company's Chairman and Chief Executive Officer, will serve as the Company's President and Chief Operating Officer and Richard Kaufman, previously the Company's President and Chief Operating Officer, will serve as the Company's Executive Vice President and Chief Administrative Officer.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Management Agreement, dated as of May 23, 2003, by and among the Company, NSI, MOS and Getzler Henrich & Associates LLC.

99.1              Press Release of the Company, dated June 17, 2003.

                                Index to Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

10.1 Management Agreement, dated as of May 23, 2003, by and among the Company, NSI, MOS and Getzler Henrich & Associates LLC.

99.1              Press Release of the Company, dated June 17, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROSS MEDIA MARKETING CORPORATION


Date:  June 18, 2003                By: /s/ Peter A. Furman
                                       -------------------------------------
                                       Name:  Peter A. Furman
                                       Title: Chief Executive Officer and
                                              Chief Restructuring Officer